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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) - October 19, 2004
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                         Commission File Number 0-23320
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                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


             Ohio                                        34-1245650
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(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                     Identification Number)


5096 Richmond Road, Bedford Heights, Ohio                   44146
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 (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800
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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2004, Olympic Steel, Inc. reported its operating results for the fiscal quarter ended September 30, 2004. The Press Release is attached hereto as
Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Olympic Steel, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(c)      Exhibits.

         EXHIBIT NO.
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         99.1           Press release of the Company dated October 19, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               OLYMPIC STEEL, INC.

Date: October 19, 2004                By:      /s/  RICHARD T. MARABITO
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                                               Richard T. Marabito
                                               Chief Financial Officer
                                               (Principal Accounting Officer)

                                  EXHIBIT INDEX

99.1     Press Release dated October 19, 2004.



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